                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             AIM EQUITY FUNDS, INC
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                (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                               PROXY INFORMATION


In March, shareholders of certain AIM funds were mailed a proxy statement asking for approval: (1) to make investment restriction language consistent across all AIM funds; (2) to modernize policy restrictions language and update language to reflect changes in the law; (3) to change fund policy language from fundamental to nonfundamental; (4) to increase the flexibility of the fund; (5) to reorganize certain groups of funds from a Maryland corporation to a Delaware business trust organization; (6) to approve a new advisory agreement. The proxy statement contains disclosure information about the proposals for which votes are being solicited.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]

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WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET

[COMPUTER GRAPHIC]  Online Proxy Voting. Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the website.

BY MAIL

[MAILBOX GRAPHIC]   Complete and sign the proxy card and return it in the
                    postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE

[TELEPHONE GRAPHIC] Call toll free 1-800-605-9205. Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...

If you have any questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-454-0327 any business day between 7:30 a.m. and 5:30 p.m. Central time.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Shareholder Communications Corporation, may contact you to remind you to exercise your right to vote.

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                        A I M DISTRIBUTORS, INC. 3/2000


(C) 2000 A I M Management Group Inc. All Rights Reserved. Important Legal Information.

                               AIM AGGRESSIVE GROWTH FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal to Change the Investment Objective and to make the Investment Objective Non-Fundamental

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We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.


                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top
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PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE AND TO MAKE THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why are these changes being proposed?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental and to eliminate from the investment objective the types of securities your fund proposes to purchase in pursuing that objective.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

The board believes that your fund's investment objective should be separate from a description of the types of securities it purchases. This will permit the board to alter the types of securities your fund may purchase without also changing the fund's investment objective. Your fund does not intend to change the types of securities in which it invests; it is simplifying the language describing its investment objective.

In addition, if the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                 Back to Questions | Back To Top

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For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                        A I M DISTRIBUTORS, INC. 3/2000


           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
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Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
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                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                           AIM AGGRESSIVE GROWTH FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE


6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [  SUBMIT  ]

                                 ProxyCard.Com
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     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                           AIM AGGRESSIVE GROWTH FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NOT CHOICES INDICATED THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

     [X]  FOR
     AGAINST
     ABSTAIN


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?

                        [THIS VOTE IS CORRECT]    [BACK]

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                                 ProxyCard.Com
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Your vote has been submitted.

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[          ]

[  SUBMIT  ]

                               AIM BLUE CHIP FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING


QUESTIONS & ANSWERS

    o    General Questions & Answers

    o    Proposal for Reorganization as a Delaware Business Trust

    o    Proposal for Approval of a New Advisory Agreement

    o    Proposal for Changing Fundamental Investment Restrictions

    o Proposal for Changing the Investment Objective so that it is Non-Fundamental

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o    How do I vote?

    o    What kinds of changes are being proposed?

    o    Why did I receive multiple proxies?

    o    How does the board recommend that I vote?

    o    Will these changes alter the way my fund is managed?

    o    Why should I vote?

    o    Has AIM contracted for the services of a proxy solicitor?

    o    Will my vote be confidential using the online proxy voting system?

    o    How do I sign the proxy card?

    o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

    o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

    o    You may attend the meeting in person and vote your shares there.


                                                            Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

    o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

    o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

    o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                            Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                            Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                            Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                            Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                            Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                            Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

    o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

    o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                            Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                            Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

    o    What am I being asked to vote on?

    o    Why is this change being proposed?

    o    Will there be any tax consequences as a result of this reorganization?

    o    Where can I find further details about this reorganization?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o    What are you being asked to vote on?

    o How does the proposed new advisory agreement differ from the current advisory agreement?

    o    What effect would it have on the fund's fee schedule?

    o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

    o    What am I being asked to vote on?

    o What is the difference between a fundamental restriction and a non-fundamental restriction?

    o    Why are these changes being proposed?

    o    Where can I find further details about these changes?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE SO THAT IT IS NON-FUNDAMENTAL

    o    What am I being asked to vote on?

    o What is the difference between a fundamental objective and a non-fundamental objective?

    o    Why is this change being proposed?

    o    Will this change the types of investments the fund makes?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. There are no current plans to change the investment objective of the fund, at this present time, if this proposal is approved.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                        A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                               AIM BLUE CHIP FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                   [SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                               AIM BLUE CHIP FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.


                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

     [X]  FOR
     AGAINST
     ABSTAIN

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                            Is this vote correct?

                     [THIS VOTE IS CORRECT]        [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

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-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[ SUBMIT   ]

                          AIM CAPITAL DEVELOPMENT FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

     o Proposal for Changing the Investment Objective so that it is Non-Fundamental

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.


                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR CHANGING THE INVESTMENT OBJECTIVE SO THAT IT IS NON-FUNDAMENTAL

     o    What am I being asked to vote on?

     o What is the difference between a fundamental objective and a non-fundamental objective?

     o    Why is this change being proposed?

     o    Will this change the types of investments the fund makes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's investment objective to make it non-fundamental.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL OBJECTIVE AND A NON-FUNDAMENTAL OBJECTIVE?

A fundamental objective can be changed only with approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental objective can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

If the fund's investment objective is non-fundamental, the board will be able to change your fund's investment objective in the future without incurring the time and costs of a shareholder vote.

                                                               Back to Questions

WILL THIS CHANGE THE TYPES OF INVESTMENTS THE FUND MAKES?

No. There are no current plans to change the investment objective of the fund, at this present time, if this proposal is approved.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                          AIM CAPITAL DEVELOPMENT FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                 [  SUBMIT  ]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                          AIM CAPITAL DEVELOPMENT FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.


                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

     [X]  FOR
     AGAINST
     ABSTAIN

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                            Is this vote correct?

                  [  THIS VOTE IS CORRECT  ]      [  BACK  ]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[         ]

[ SUBMIT  ]

                                AIM CHARTER FUND


PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.


                                                               Back to Questions


WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?


WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                        A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                                AIM CHARTER FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                    [SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                                AIM CHARTER FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [X]  FOR
     AGAINST
     ABSTAIN

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

     [X]  FOR
     AGAINST
     ABSTAIN

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    Is this vote correct?

               [THIS VOTE IS CORRECT]                     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

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[      ]

[SUBMIT]

                             AIM CONSTELLATION FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS


     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?


HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions
WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions
WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions
HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions
WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                        A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                             AIM CONSTELLATION FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                                NOT APPLICABLE


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                NOT APPLICABLE


4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                NOT APPLICABLE


4m.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND
   DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [ SUBMIT ]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                             AIM CONSTELLATION FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                                NOT APPLICABLE

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                NOT APPLICABLE


4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [X]  FOR
     AGAINST
     ABSTAIN


4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                NOT APPLICABLE


5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                NOT APPLICABLE


6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    Is this vote correct?

                     [ THIS VOTE IS CORRECT ]    [ BACK ]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[        ]

[ SUBMIT ]

                        AIM DENT DEMOGRAPHIC TRENDS FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions
WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                        A I M DISTRIBUTORS, INC. 3/2000


           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

ProxyCard.Com                                                        Page 1 of 4


                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

                 NOT APPLICABLE


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                 NOT APPLICABLE


4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

                 NOT APPLICABLE


4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

                 NOT APPLICABLE

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

                 NOT APPLICABLE


4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

                 NOT APPLICABLE


4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

                 NOT APPLICABLE


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

                 NOT APPLICABLE


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                 NOT APPLICABLE


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.


                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                   [SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                       AIM DENT DEMOGRAPHIC TRENDS FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

                 NOT APPLICABLE


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                 NOT APPLICABLE

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

                 NOT APPLICABLE


4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

                 NOT APPLICABLE


4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

                 NOT APPLICABLE


4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

                 NOT APPLICABLE


4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

                 NOT APPLICABLE


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

                 NOT APPLICABLE


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                 NOT APPLICABLE

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                 NOT APPLICABLE


4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.


                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE


6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    Is this vote correct?

                           [THIS VOTE IS CORRECT] [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[ SUBMIT   ]

                         AIM LARGE CAP BASIC VALUE FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o    Approving a new advisory agreement with A I M Advisors, Inc.

          Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                         AIM LARGE CAP BASIC VALUE FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

                 NOT APPLICABLE

4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                 NOT APPLICABLE

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

                 NOT APPLICABLE

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

                 NOT APPLICABLE

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

                 NOT APPLICABLE

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

                 NOT APPLICABLE

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

                 NOT APPLICABLE

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

                 NOT APPLICABLE

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                 NOT APPLICABLE

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                    [SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                         AIM LARGE CAP BASIC VALUE FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

                 NOT APPLICABLE

4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                 NOT APPLICABLE

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

                 NOT APPLICABLE

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

                 NOT APPLICABLE

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

                 NOT APPLICABLE

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

                 NOT APPLICABLE

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

                 NOT APPLICABLE

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

                 NOT APPLICABLE

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                 NOT APPLICABLE

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.


                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    Is this vote correct?

              [THIS VOTE IS CORRECT]                     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

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Your vote has been submitted.

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[          ]

[SUBMIT]

                            AIM LARGE CAP GROWTH FUND


PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

General Questions & Answers

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).



INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
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Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                           AIM LARGE CAP GROWTH FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.


                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [ SUBMIT ]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                           AIM LARGE CAP GROWTH FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.


                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    Is this vote correct?

              [THIS VOTE IS CORRECT]                     [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[SUBMIT]

                             AIM MID CAP GROWTH FUND

PROSPECTUS

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions


WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled "Election of Directors."

     o    Approving a new advisory agreement with A I M Advisors, Inc.

          Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                        A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM MID CAP GROWTH FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

                                 NOT APPLICABLE

4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                                 NOT APPLICABLE

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

                                 NOT APPLICABLE

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

                                 NOT APPLICABLE

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

                                 NOT APPLICABLE

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

                                 NOT APPLICABLE

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

                                 NOT APPLICABLE

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

                                 NOT APPLICABLE

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                                 NOT APPLICABLE

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE



5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE


6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                  [  SUBMIT  ]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                            AIM MID CAP GROWTH FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [X]  FOR
     AGAINST
     ABSTAIN

4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

                                 NOT APPLICABLE

4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                                 NOT APPLICABLE

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

                                 NOT APPLICABLE

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

                                 NOT APPLICABLE

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

                                 NOT APPLICABLE

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

                                 NOT APPLICABLE

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

                                 NOT APPLICABLE

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

                                 NOT APPLICABLE

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

                                 NOT APPLICABLE

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

                                 NOT APPLICABLE

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.


                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?

                             [THE VOTE IS CORRECT]                        [BACK]

If you want to change your vote, use a "Back" button to return to the previous page.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

[          ]

[  SUBMIT  ]

                              AIM WEINGARTEN FUND

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

ONLINE PROXY VOTING


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

--------------------------------------------------------------------------------

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    How do I vote?

     o    What kinds of changes are being proposed?

     o    Why did I receive multiple proxies?

     o    How does the board recommend that I vote?

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    Has AIM contracted for the services of a proxy solicitor?

     o    Will my vote be confidential using the online proxy voting system?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

     o You may vote your shares at https://www.proxycard.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can to use this method.

     o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

     o You may call in your vote to Shareholder Communications Corporation at 1-800-605-9205.

     o    You may attend the meeting in person and vote your shares there.

                                                               Back to Questions

WHAT KINDS OF CHANGES ARE BEING PROPOSED?

You are asked to vote on:

     o Electing directors of your fund. Directors are responsible for the general oversight of the fund's business and for assuring that the fund is managed in the best interests of the fund's shareholders. Details are presented in the section of the proxy statement titled

          "Election of Directors."

     o Approving a new advisory agreement with A I M Advisors, Inc. Details are presented in the section of the proxy statement titled "Approval of New Investment Advisory Agreement."

     o Ratifying the board's selection of independent accountants. Details are presented in the section of the proxy statement titled "Ratification of Selection of KPMG LLP as Independent Accountants."

In addition, there are a number of changes proposed for individual funds. It would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully and other information on this website to see which specific changes are proposed.

                                                               Back to Questions

WHY DID I RECEIVE MULTIPLE PROXIES?

Each proxy statement relates to a particular group of funds and each fund has a set of proposals. You may receive multiple mailings, depending on which group of funds you own, or you may receive one mailing even though you own more than one fund. Each mailing contains proxy cards for the fund(s) you own and are entitled to vote.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant impact on your fund's day-to-day management. Many of the proposed changes are designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R). These changes also provide the funds with increased flexibility to make changes in the future without incurring the expense of a shareholder meeting.

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, the fund may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Shareholder Communications Corporation as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                               Back to Questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com's Web server and the shareholder's computer.

     o Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

(DOES NOT APPLY IF VOTING BY PHONE OR INTERNET)

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval of only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                        A I M DISTRIBUTORS, INC. 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                                 ProxyCard.Com
-------------------------------------------------------------------------------

Welcome to ProxyCard.com, the fastest and most convenient way to vote your proxy over the internet. To vote your shares, follow these four easy steps:

         1. Review the proxy statement you received in the mail.
         2. Enter the control number printed on your proxy card below.
         3. Complete your internet proxy card and submit your vote. Don't forget to click the "this vote is correct" button.
         4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[  SUBMIT   ]

                                 ProxyCard.Com
-------------------------------------------------------------------------------


                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                              AIM WEINGARTEN FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 3, 2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3, 2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.


1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [ ]  FOR ALL

     [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     [ ]  FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

            01. Charles T. Bauer          06. Carl Frischling
            02. Bruce L. Crockett         07. Robert H. Graham
            03. Owen Daly II              08. Prema Mathai-Davis

               04. Edward K. Dunn, Jr.       09. Lewis F. Pennock
               05. Jack M. Fields            10. Louis S. Sklar

         [                                                            ]


2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     INC.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE


4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE


5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE


6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.


                                 NOT APPLICABLE


7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


                                    [SUBMIT]

                                 ProxyCard.Com
--------------------------------------------------------------------------------


     THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                     [BACK]

     [ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.

     e-mail:  [                         ]



                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                              AIM WEINGARTEN FUND

                     (A PORTFOLIO OF AIM EQUITY FUNDS, INC.)

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3,2000


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM, GARY T. CRUM AND LEWIS F. PENNOCK, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON MAY 3,2000 AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

1. TO ELECT TEN INDIVIDUALS TO THE BOARD OF DIRECTORS OF AIM EQUITY FUNDS, INC., EACH OF WHOM WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND
     QUALIFIED:

     [x]  FOR ALL

     WITHHOLD AUTHORITY FOR ALL NOMINEES

     FOR ALL EXCEPT

     To withhold your vote for any individual nominee, click "FOR ALL EXCEPT" and type the nominee's number in the box below.

               01. Charles T. Bauer              06. Carl Frischling
               02. Bruce L. Crockett             07. Robert H. Graham
               03. Owen Daly II                  08. Prema Mathai-Davis
               04. Edward K. Dunn, Jr.           09. Lewis F. Pennock
               05. Jack M. Fields                10. Louis S. Sklar

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES FOR THE REORGANIZATION OF AIM EQUITY FUNDS, INC. AS A DELAWARE BUSINESS TRUST

     [X]  FOR
     AGAINST
     ABSTAIN

3.   TO APPROVE A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH A I M ADVISORS,
     Inc.

     [X]  FOR
     AGAINST
     ABSTAIN

4.   TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.



4a.  CHANGE TO OR ADDITION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     [X]  FOR
     AGAINST
     ABSTAIN


4b. CHANGE TO FUNDAMENTAL RESTRICTIONS ON BORROWING MONEY AND ISSUING SENIOR SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4c.  CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4d.  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION.

     [X]  FOR
     AGAINST
     ABSTAIN

4e.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

     [X]  FOR
     AGAINST
     ABSTAIN

4f.  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES.

     [X]  FOR
     AGAINST
     ABSTAIN

4g.  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     [X]  FOR
     AGAINST
     ABSTAIN

4h. APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING ALL OF THE FUND'S ASSETS IN AN OPEN-END FUND.

     [X]  FOR
     AGAINST
     ABSTAIN

4i.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     [X]  FOR
     AGAINST
     ABSTAIN

4j.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES OF SECURITIES.

                                 NOT APPLICABLE

4k. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     [X]  FOR
     AGAINST
     ABSTAIN


4l. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND DIRECTORS OF THE COMPANY AND ITS AFFILIATES OWN SECURITIES.

                                 NOT APPLICABLE

4m. ELIMINATION OF FUNDAMENTAL RESTRICTION ON TRANSACTIONS WITH OFFICERS AND DIRECTORS OF CHARTER IN SECURITIES OTHER THAN CAPITAL STOCK OF CHARTER.

                                 NOT APPLICABLE

5. TO APPROVE CHANGING THE INVESTMENT OBJECTIVES OF AIM BLUE CHIP FUND AND AIM CAPITAL DEVELOPMENT FUND SO THAT THEY ARE NON-FUNDAMENTAL.

                                 NOT APPLICABLE

6. TO APPROVE CHANGING THE INVESTMENT OBJECTIVE OF AIM AGGRESSIVE GROWTH FUND AND MAKING IT NON-FUNDAMENTAL.

                                 NOT APPLICABLE

7. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING IN 2000.

     [X]  FOR
     AGAINST
     ABSTAIN


8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    Is this vote correct?

              [THIS VOTE IS CORRECT]                       [BACK]

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                                 ProxyCard.Com
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                       INSTITUTIONAL INVESTOR PROXY FACTS


SPECIAL MEETING OF SHAREHOLDERS
Wednesday, May 3, 2000
3 p.m. CT

AIM Headquarters
11 Greenway Plaza, Suite 100
Houston, Texas


Please read the Proxy Statements below for complete information about all issues regarding the Proxy Vote. General issues include:

    o    Elect 10 directors/trustees of your funds.

    o    Approve a new Master Investment Advisory Agreement with A I M Advisors,
         Inc.

    o    Approve changing the fundamental investment restrictions of your funds.

    o Approve changing the investment objectives of your funds so that they are non-fundamental.

    o Ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's proxy vote, to view Prospectuses and to access the Annual Reports.

                         [DROP-DOWN MENU SELECTION BOX]
--------------------------------------------------------------------------------

WAYS TO VOTE

BY MAIL
[MAILBOX GRAPHIC]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

NOTE: If you own Class A shares of AIM equity or fixed-income funds, please visit the retail portion of our Web site to read proxy information specific to your AIM funds.

If you have further questions about Proxy Voting, contact your AIM Institutional Group(SM) representative at 800-659-1005. All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

For more complete information about AIM Funds, including sales charges and expenses, view a prospectus(es). Your client should read the prospectus(es) carefully before investing or sending money.


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                            FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                        AIM CHARTER FUND (INSTITUTIONAL)


PROXY STATEMENT (pdf)

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION


QUESTIONS & ANSWERS

    o    General Questions & Answers

    o    Proposal for Reorganization as a Delaware Business Trust

    o    Proposal for Approval of a New Advisory Agreement

    o    Proposal for Changing Fundamental Investment Restrictions


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

    o    Will these changes alter the way my fund is managed?

    o    Why should I vote?

    o    How does the board recommend that I vote?

    o    How do I register my vote?

    o    How do I sign the proxy card?

    o    What is the deadline for voting?

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant or material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R).

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

HOW DO I REGISTER MY VOTE?

You may indicate your vote on the proxy card, sign it and return it in the postage-paid envelope.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

    o    What am I being asked to vote on?

    o    Why is this change being proposed?

    o    Will there be any tax consequences as a result of this reorganization?

    o    Where can I find further details about this reorganization?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

    o    What are you being asked to vote on?

    o How does the proposed new advisory agreement differ from the current advisory agreement?

    o    What effect would it have on the fund's fee schedule?

    o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

    o    What am I being asked to vote on?

    o What is the difference between a fundamental restriction and a non-fundamental restriction?

    o    Why are these changes being proposed?

    o    Where can I find further details about these changes?

    o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental restriction can be changed with approval by only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

    o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

    o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

    o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE

                            FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                     AIM CONSTELLATION FUND (INSTITUTIONAL)

PROXY STATEMENT (pdf)

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION

QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions


We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

GENERAL QUESTIONS & ANSWERS

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    How does the board recommend that I vote?

     o    How do I register my vote?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have a significant or material impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R).

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

HOW DO I REGISTER MY VOTE?

You may indicate your vote on the proxy card, sign it and return it in the postage-paid envelope.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy statement such as this one. A non-fundamental restriction can be changed with approval by only the fund's board.

                                                               Back to Questions

WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).

INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.

                      AIM WEINGARTEN FUND (INSTITUTIONAL)

PROXY STATEMENT (pdf)

PROSPECTUS

ANNUAL REPORT

BACK TO PROXY INFORMATION


QUESTIONS & ANSWERS

     o    General Questions & Answers

     o    Proposal for Reorganization as a Delaware Business Trust

     o    Proposal for Approval of a New Advisory Agreement

     o    Proposal for Changing Fundamental Investment Restrictions

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We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

General Questions & Answers

     o    Will these changes alter the way my fund is managed?

     o    Why should I vote?

     o    How does the board recommend that I vote?

     o    How do I register my vote?

     o    How do I sign the proxy card?

     o    What is the deadline for voting?

WILL THESE CHANGES ALTER THE WAY MY FUND IS MANAGED?

AIM does not expect these changes to have an impact on your fund's day-to-day management. Many of the proposed changes can be thought of as "housekeeping" changes, designed to improve the consistency of language and policy across funds in The AIM Family of Funds(R).

                                                               Back to Questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the May 3rd shareholder meeting. If this happens, AIM may have to make extra solicitations to obtain a quorum or resend proxies to shareholders, incurring unnecessary additional costs.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR all the proposals on the proxy card.

                                                               Back to Questions

HOW DO I REGISTER MY VOTE?

You may indicate your vote on the proxy card and return it in the postage-paid envelope.

                                                               Back to Questions

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, if Jane A. Doe is a trustee for a trust or other entity, she should sign, "Jane A. Doe, Trustee."

                                                               Back to Questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. Central time May 3, 2000.

                                                 Back to Questions | Back To Top

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PROPOSAL FOR REORGANIZATION AS A DELAWARE BUSINESS TRUST

     o    What am I being asked to vote on?

     o    Why is this change being proposed?

     o    Will there be any tax consequences as a result of this reorganization?

     o    Where can I find further details about this reorganization?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

Your fund is a series portfolio of a company organized as a Maryland corporation. You are asked to approve a plan of reorganization to reorganize that company as a Delaware business trust.

                                                               Back to Questions

WHY IS THIS CHANGE BEING PROPOSED?

AIM and the board believe that the Delaware business trust organization has advantages over the Maryland corporation form of organization. This is why the Delaware business trust is being used by an increasing number of mutual funds, including many other AIM funds. Reorganization as a Delaware business trust will result in greater consistency of fund structure across the AIM fund complex.

The Delaware business trust is more flexible than a Maryland corporation. Among other things, a Delaware business trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. Thus, the reorganization may help to contain costs.

                                                               Back to Questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

No. The reorganization will be a tax-free event under the appropriate section of the Internal Revenue Code. Therefore, shareholders of the new funds will not recognize gain or loss for federal income tax purposes as a result of the reorganization.

                                                               Back to Questions

WHERE CAN I FIND FURTHER DETAILS ABOUT THIS REORGANIZATION?

Details are provided in the section of the proxy titled "Approval of an Agreement and Plan of Reorganization to Reorganize the Company as a Delaware Business Trust."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR APPROVAL OF A NEW ADVISORY AGREEMENT

     o    What are you being asked to vote on?

     o How does the proposed new advisory agreement differ from the current advisory agreement?

     o    What effect would it have on the fund's fee schedule?

     o    How does the board recommend that I vote on this proposal?

WHAT ARE YOU BEING ASKED TO VOTE ON?

You are asked to approve a new advisory agreement between AIM and the company of which your fund is a series. The advisory agreement authorizes AIM to act as investment advisor for the fund and to supervise all aspects of the fund's operations, including the investment and reinvestment of the cash, securities or other properties that comprise the fund's assets, subject at all times to the policies and control of the directors. The advisory agreement can only be amended with shareholder approval.

                                                               Back to Questions

HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE

CURRENT ADVISORY AGREEMENT?

It deletes references to administrative services that are addressed in a separate agreement and it deletes references to certain expense limitations that are no longer applicable. It also clarifies the delegation of certain responsibilities and the non-exclusive nature of AIM's services (i.e., that AIM may provide services to others). The changes are more fully described in the proxy statement.

                                                               Back to Questions

WHAT EFFECT WOULD IT HAVE ON THE FUND'S FEE SCHEDULE?

The revised advisory agreement would not change the fee schedule applicable to your fund, but it would allow AIM to request an additional fee for administrative services performed in connection with securities lending. Any such additional fee would require approval by the fund's board and would be deducted from any additional income generated from securities lending activities.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------
PROPOSAL FOR CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS

     o    What am I being asked to vote on?

     o What is the difference between a fundamental restriction and a non-fundamental restriction?

     o    Why are these changes being proposed?

     o    Where can I find further details about these changes?

     o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve changes to your fund's fundamental investment restrictions. There are a number of investment restrictions that would be changed, and it would be impossible to summarize all of them here. We encourage you to read your proxy statement very carefully.

                                                               Back to Questions

WHAT IS THE DIFFERENCE BETWEEN A FUNDAMENTAL RESTRICTION AND A NON-FUNDAMENTAL RESTRICTION?

A fundamental restriction can be changed only with the approval of both the fund's board and its shareholders, through a proxy such as this one. A non-fundamental restriction can be changed with approval by only the fund's board.

                                                               Back to Questions
WHY ARE THESE CHANGES BEING PROPOSED?

     o Several of the current restrictions reflect regulatory, business or industry conditions or requirements that are no longer applicable.

     o Some restrictions that previously were designated as fundamental are not required to be fundamental and are proposed to be designated as non-fundamental.

     o The proposed changes will make investment restrictions more consistent across all AIM funds.

Accordingly, the board believes changing these restrictions will enable the funds to be managed more efficiently. In addition, this change will reduce the number of restrictions that require a shareholder vote to be changed. Therefore, each fund will be able to avoid the cost and delays associated with such a vote, and thus be more flexible in the future.

                                                               Back to Questions
WHERE CAN I FIND FURTHER DETAILS ABOUT THESE CHANGES?

Details are provided in the section of the proxy statement titled "Changes to the Fundamental Investment Restrictions of Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, Large Cap Growth, and Weingarten."

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                 Back to Questions | Back To Top

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, view or ask your financial advisor for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial advisor for an investor guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE:    NOT FDIC-INSURED      MAY LOSE VALUE    NO BANK GUARANTEE


                         FUND MANAGEMENT COMPANY 3/2000

           (C) 2000 A I M Management Group Inc. All Rights Reserved.
                          Important Legal Information.